                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                       HOST MARRIOTT SERVICES CORPORATION
                                      FOR
                              $15.75 NET PER SHARE
            IN RESPONSE TO THE OFFER TO PURCHASE DATED JULY 30, 1999

                                       BY

                           AUTOGRILL ACQUISITION CO.
                          A WHOLLY-OWNED SUBSIDIARY OF

                            AUTOGRILL OVERSEAS S.A.
                          A WHOLLY-OWNED SUBSIDIARY OF

                                AUTOGRILL S.P.A.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, AUGUST 26, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

            BY MAIL:                  FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT DELIVERY:
  Tender & Exchange Department   (for Eligible Institutions Only)     Tender & Exchange Department
         P.O. Box 11248                   (212) 815-6213                   101 Barclay Street
      Church Street Station                                           Receive and Delivery Window
  New York, New York 10286-1248     For Confirmation Telephone:         New York, New York 10286
                                    (800) 507-9357 (Toll Free)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A TELEX OR FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------
                         DESCRIPTION OF TENDERED SHARES

-------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 SHARE CERTIFICATE(S) TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)) (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL NUMBER
                                                                                             OF SHARES
                                                                     CERTIFICATE           REPRESENTED BY
                                                                     NUMBER(S)(1)        CERTIFICATE(S)(1)
                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------
                                                                     Total Shares
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------  ----------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          SHARE CERTIFICATE(S) TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------  ----------------------

                                                                      TOTAL NUMBER
                                                                       OF SHARES
                                                                      TENDERED(2)
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                ---------------------------------------------
-------------------------------------------------------------------------------------------------------------

  (1) Need not be completed by stockholders tendering by book-entry transfer.

  (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be used to tender certificates for Shares (as such term is defined below) of Host Marriott Services Corporation (the "Company"), in response to a solicitation of tenders by Autogrill Acquisition Co. (the "Purchaser"). It must be used whether certificates evidencing Shares are to be forwarded with this Letter of Transmittal or whether delivery of the Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") as described in Section 3 of the Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver their conformation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Conformation") on or before the Expiration Time may use the guaranteed delivery procedure described in Section 3 of the Offer to Purchase to tender their Shares. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
--------------------------------------------------------------------------------
   Account Number:
--------------------------------------------------------------------------------
   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.

   Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
-------------------------------------------------------------
   Name of Institution which Guaranteed Delivery:
-------------------------------------------------------------------

     BY EXECUTING AND DELIVERING THIS LETTER OF TRANSMITTAL THE UNDERSIGNED ACKNOWLEDGES THAT IT IS TENDERING ALL SHARES REFERENCED IN THIS LETTER OF TRANSMITTAL INCLUDING ALL OF THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS AND THAT IT IS WAIVING ANY RIGHTS RELATING TO THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Autogrill Acquisition Co., a Delaware corporation (the "Purchaser"), which is wholly-owned by Autogrill Overseas S.A., a Luxembourg company that, with the exception of one subscription share, is a wholly-owned subsidiary of Autogrill S.p.A., an Italian company (the "Parent"), the above described shares of common stock, no par value per share (the "Common Stock"), including the associated series A junior preferred stock purchase rights (the "Rights"; the Common Stock and the Rights are collectively hereafter referred to as the "Shares"), issued pursuant to the Rights Agreement dated as of December 22, 1995 by and between Host Marriott Services Corporation, a Delaware corporation (the "Company"), and First Chicago Trust Company of New York, as Rights Agent (as the same may be amended, the "Rights Agreement"), of the Company, in response to the Purchaser's offer to purchase all of the outstanding Shares at a price of $15.75 net per Share, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 30, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which terms and conditions constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     The Company has distributed one Right for each outstanding Share pursuant to the Rights Agreement. The Rights are currently evidenced by and trade with certificates evidencing the Common Stock. The Company has taken such action so as to make the Rights Agreement inapplicable to the Parent, the Purchaser and their respective affiliates and associates in connection with the transactions contemplated by the Merger Agreement (as such term is defined below).

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of July 26, 1999 (the "Merger Agreement"), by and among the Parent, the Purchaser and the Company.

     Subject to, and effective upon, acceptance of the Shares tendered with this Letter of Transmittal for payment in accordance with the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered with this Letter of Transmittal (and any and all other Shares or other securities issued or issuable in respect of those Shares on or after the date of the Merger Agreement) and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact of the undersigned with respect to those Shares (and any such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for the Shares (and any such other Shares or securities) or transfer ownership the Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present those Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) otherwise exercise all rights of beneficial ownership the Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned irrevocably appoints Purchaser, it officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his or its substitute, in his or its sole discretion deems proper, and otherwise act (including acting by written consent without a meeting) with respect to, all the Shares tendered by this Letter of Transmittal which have been accepted for payment by the Purchaser prior to the time of the vote or action (and any other Shares or securities issued in respect of those Shares after the date of the Merger Agreement). This proxy is irrevocable and is granted in consideration of, and is effective upon, the deposit by the Purchaser with the Depositary of the purchase price for the Shares to which it relates, and acceptance of those Shares for payment, in accordance with the term of the Offer. That acceptance for payment will revoke all prior proxies granted by the undersigned with regard to those Shares (and any such other Shares or other securities) and the undersigned will not give any subsequent proxies, powers of attorney or consents, with respect to those Shares (and, if given, will not be deemed effective). The undersigned understands that the Purchaser reserves the right to require that, in order for Shares (and any such other Shares or securities) to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting, consent and other rights with respect to such Shares and other securities, including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal (and any and all other Shares or other securities issued in respect of those Shares after the date of the Merger Agreement) and that, when those Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and any such other Shares or securities), free and clear of all liens, restrictions, charges, encumbrances or adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal (and any such other Shares or securities) to the Purchaser.

     The authority conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal or otherwise resulting from the tender of the Shares to which this Letter of Transmittal relates will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender made by this Letter of Transmittal is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated in the box below captioned "Special Payment Instructions," please issue the check for the purchase price of the Shares tendered by this Letter of Transmittal, and cause any Shares represented by certificates accompanying this Letter of Transmittal which are not being tendered, or are not accepted for payment, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box below captioned "Special Delivery Instructions," please mail the check for the purchase price and deliver certificates representing any Shares which are not being tendered or are not accepted for payment ( and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and certificates for any Shares which are not being tendered, or are not accepted for payment, in the name of, and deliver the check and certificates, or confirmation of transfer of the Shares at the Book-Entry Transfer Facility, to the person or persons indicated. Stockholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting an account at the Book-Entry Transfer Facility, by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions or otherwise to transfer any tendered Shares which are not accepted for payment from the name of the registered holder of the Shares to the name of another person.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if certificates for Shares which are not tendered or not purchased and the check for the purchase price of Shares which are purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above:

Issue  [ ] Check     [ ] Certificate(s) to:

Name
-------------------------------------------------
                                    (PLEASE PRINT)

Address
----------------------------------------------

          --------------------------------------------------------
                                    (INCLUDE ZIP CODE)

---------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Check unpurchased Shares delivered by book-entry transfer to the Book-Entry
    Transfer Facility account set forth below:

---------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if certificates for Shares which are not tendered or are not purchased and the check for the purchase price of Shares which are purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown after the undersigned's signature below:

Mail:  [ ] Check     [ ] Certificate(s) to:

Name
-------------------------------------------------
                                    (PLEASE PRINT)

Address
----------------------------------------------

          --------------------------------------------------------
                                    (INCLUDE ZIP CODE)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
--------------------------- , 1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-at-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information described in Instruction 5.)

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                 ---------------------------------------------------------------

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )
                                  ----------------------------------------------

Tax Identification or Social Security No.
                                ------------------------------------------------
                                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                  --------------------------------------------------------------

Name  --------------------------------------------------------------------------

Title---------------------------------------------------------------------------

Name of Firm
           ---------------------------------------------------------------------

Address ------------------------------------------------------------------------

Area Code and Telephone Number: (   )
                                  ----------------------------------------------

Dated:
--------------------------- , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder of the Shares tendered by it (which, for purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) unless the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse of this Letter of Transmittal or (ii) if those Shares are tendered for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company which has an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates are being forwarded with it or, unless an Agent's Message (as defined below) is utilized, tenders of Shares are being made in accordance with the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or a Book-Entry Confirmation confirming book-entry transfer of Shares to an account of the Depositary, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile of one) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available, or who cannot deliver Book-Entry Confirmation of a book entry transfer of the Shares to the Depositary on or prior to the Expiration Date, may tender their Shares by properly completing and executing a Notice of Guaranteed Delivery in accordance with the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. Pursuant to that procedure, (i) the tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all physically tendered Shares, or Book-Entry Confirmation of Shares tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile of one) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. If certificates for Shares are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile of one) must accompany each such delivery.

     The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The method of delivery of this Letter of Transmittal, the certificates for Shares and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder and, except as otherwise provided in this Instruction 2, the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile of one), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and the numbers of Shares being tendered should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by a certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s), without alteration, enlargement or any change whatsoever.

     If any of the tendered Shares are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

     IF TENDERED SHARES ARE REGISTERED IN DIFFERENT NAMES ON DIFFERENT CERTIFICATES, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS ON CERTIFICATES.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or other person acting in a fiduciary or representative capacity, that persons should so indicate when signing, and may be required to submit evidence satisfactory to the Purchaser of the person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares being tendered, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares which are not tendered or purchased are to be issued to a person other than the registered owner(s), in which case, endorsements of certificates or stock powers are required and the signatures on those certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares being tendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates. Signatures on the certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it of Shares it purchases pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares which are not tendered or are not purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of anyone other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes payable on account of the transfer to another person (whether imposed on the registered holder or on the other person) will be deducted from the purchase price unless satisfactory evidence of the payment of, or exemption from the need to pay, stock transfer taxes is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent or certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than the signer's shown above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer may request that any Shares which are not purchased be credited to an account maintained at the Book-Entry Transfer Facility which the stockholder designates. If no such instructions are given, Shares tendered by book-entry transfer which are not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Information Agent at its address set forth below or from your broker, dealer, commercial bank or trust company.

     9. WAIVER OF CONDITIONS. Subject to the terms of the Merger Agreement, the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, as to any Shares which are tendered.

     10. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) for Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     11. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the stockholder is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% Federal Income tax withholding from the payment of the purchase price. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box in
Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% from all payments of the purchase price to be made after expiration of that 60 day period until a TIN is provided to the Depositary.

----------------------------------------------------------------------------------------------------------------------
                                          (DO NOT WRITE IN THE SPACES BELOW)

     Date Received ---------------              Accepted by ---------------                  Checked by
                                                                                             ---------------
     ------------------------------------------------------------------------------------------------------------
     CERTIFICATES     SHARES         SHARES                      AMOUNT OF        SHARES      CERTIFICATE
     SURRENDERED     TENDERED       ACCEPTED      CHECK NO.        CHECK         RETURNED         NO.       BLOCK
                                                                                                             NO.
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     Delivery Prepared by ---------------       Checked by ---------------                   Date ---------------
----------------------------------------------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with the stockholder's correct TIN on Substitute Form W-9 below. If the stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject, among other things, to penalties imposed by the Internal Revenue Service. In addition, payments that are made to the stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares being tendered are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF ONE), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION TIME.

                       PAYER'S NAME: THE BANK OF NEW YORK

-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW    Number
                                                                                        OR
                                                                                        --------------------
                                                                                        Employer
                                                                                        Identification Number
                                      -----------------------------------------------------------------------
                                       PART 2 -- Check the box if you are NOT subject to backup withholding
 DEPARTMENT OF THE TREASURY INTERNAL   under the provisions of Section 3406(a)(1)(C) of the Internal Revenue
 REVENUE SERVICE                       Code because (1) you are exempt form backup withholding, or (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the
                                       Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                                      -----------------------------------------------------------------------
 PAYER'S REQUEST FOR                   CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
 TAXPAYER IDENTIFICATION               INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
 NUMBER (TIN)

                                       SIGNATURE --------------------------  DATE----------------------
-------------------------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------
                                        Part 3 --
                                        Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

    SIGNATURE                                  DATE
              --------------------------------      -----------------

                      The Dealer Manager for the Offer is:
                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                           (800) 323-5678 (Toll Free)

                    The Information Agent for the Offer is:
                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                          Collect Call: (212) 754-8000
           Banks and Brokerage Firms Call: (800) 662-5200 (Toll Free)

                           Shareholders Please Call:
                           (800) 566-9061 (TOLL FREE)